Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alpha Hedged Strategies Fund
Hatteras managed futures Strategies Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

January 12, 2015

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Addition of Trading Advisors

The following information supplements the section titled “Trading Advisors” on page 41 of the Prospectus for Hatteras Alpha Hedged Strategies Fund and Hatteras Managed Futures Strategies Fund (the “Prospectus”).

ROW Asset Management, LLC
Centurion Investment Management, LLC

Effective immediately, the Board of Trustees has appointed ROW Asset Management, LLC (“ROW”) and Centurion Investment Management, LLC (“Centurion”) as Trading Advisors to the Underlying Funds Trust to manage a portion of the Managed Futures Strategies Underlying Fund’s assets.  The appointment of ROW and Centurion does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new Trading Advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 73–74 of the Prospectus and page 41 of the SAI describing the trading advisors to the Managed Futures Strategies Underlying Fund, are amended to add the following:

ROW Asset Management, LLC
The Advisor has entered into a Trading Agreement with ROW Asset Management, LLC (“ROW”) to manage a portion of the Managed Futures Strategies portfolio.  ROW is located at 450 Newport Center Drive, Suite 420, Newport Beach, CA 92660, is a registered investment adviser and is registered as a CTA. ROW provides discretionary investment advice to pooled investment vehicles operating as private investment funds and separately managed accounts.

Centurion Investment Management, LLC
The Advisor has entered into a Trading Agreement with Centurion Investment Management, LLC (“Centurion”) to manage a portion of the Managed Futures Strategies portfolio.  Centurion is located at 200 South Executive Drive, Suite 101, Brookfield, WI 53005 and registered as a CTA.  Centurion specializes in trading across liquid global futures, commodities and foreign exchange markets.

Please retain this Supplement with your
Prospectus and SAI for future reference.